SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



Date of Report (Date of earliest event reported):  November 11, 2003
                                                   -----------------


                           Interleukin Genetics, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                       000-23413               94-3123681
------------------------        -------------------     -------------------
   (State or other                 (Commission            (IRS Employer
   jurisdiction of                 File Number)          Identification No.)
    incorporation)                                         94-3123681



                      135 Beaver Street, Waltham, MA 02452
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 398-0700
                                                   -----------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 12.  Disclosure of Results of Operations and Financial Condition.

The following exhibits are furnished with this report:


Exhibit Number            Description
--------------            -----------

    99.1                  Press Release dated November 11, 2003.


On November 11, 2003, the Registrant issued a press release to report its financial results for the quarter ended June 30, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Interleukin Genetics, Inc.
                                                   --------------------------
                                                   (Registrant)



Date: November 11, 2003                            /s/s Fenel M. Eloi
                                                   -----------------------------
                                                   Fenel M. Eloi
                                                   Chief Operating Officer,
                                                   Chief Financial Officer,
                                                   Treasurer and Secretary






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                                  EXHIBIT INDEX


Exhibit                                                             Sequential
Number                     Description                              Page Number

99.1                       The Registrant's Press Release               5
                           dated November 11, 2003


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